Exhibit 99.2

MERCK & CO., INC.

OTHER FINANCIAL DISCLOSURES

SECOND QUARTER

2009

EQUITY INCOME FROM AFFILIATES (millions of dollars)

	2Q ’09	2Q ’08	YTD 2009	YTD 2008
MERCK / SCHERING-PLOUGH	$362.3	$365.2	$653.2	$758.0
ASTRAZENECA LP	122.9	61.4	291.2	192.5
Other (1)	101.9	96.4	228.6	224.6

TOTAL	$587.1	$523.0	$1,173.0	$1,175.1

(1)	Primarily reflects results for Merial Limited, Sanofi Pasteur MSD and Johnson & Johnson°Merck Consumer Pharmaceuticals.

JOINT VENTURE SALES DETAIL (millions of dollars)

All sales reported here are end-market JV sales, presented on a “NET” basis.

Merial	2Q ’09	2Q ’08	YTD 2009	YTD 2008
FRONTLINE, other fipronil	$279.5	$306.1	$586.4	$647.7
BIOLOGICALS	188.2	208.5	360.1	382.9
IVOMEC, HEARTGARD, other avermectins	115.4	140.3	250.1	286.4
Other Animal Health	68.1	77.2	138.7	148.7

TOTAL MERIAL SALES	$651.2	$732.1	$1,335.3	$1,465.7

Sanofi Pasteur MSD	2Q ’09	2Q ’08	YTD 2009	YTD 2008
GARDASIL	$144.9	$234.2	$309.0	$474.0
OTHER VIRAL VACCINES	26.9	29.1	52.3	51.8
HEPATITIS VACCINES	11.0	19.4	24.4	37.4
ROTATEQ	10.1	7.3	18.8	13.3
Other Vaccines	120.3	140.0	252.0	264.9

TOTAL SANOFI PASTEUR MSD SALES	$313.2	$430.0	$656.5	$841.4

Merck / Schering-Plough Collaboration	2Q ’09	2Q ’08	YTD 2009	YTD 2008
VYTORIN	$519.9	$592.1	$985.9	$1,243.3
ZETIA	513.5	560.4	992.8	1,142.1

TOTAL MERCK / SCHERING-PLOUGH SALES	$1,033.4	$1,152.5	$1,978.7	$2,385.4

OTHER (INCOME) EXPENSE, NET (millions of dollars)

	2Q ’09	2Q ’08	YTD 2009	YTD 2008
INTEREST INCOME	$(70.0)	$(143.4)	$(166.3)	$(313.0)
INTEREST EXPENSE	99.5	50.6	160.2	123.2
EXCHANGE (GAINS) LOSSES	(20.0)	8.7	(3.5)	21.3
Other, net (1)	(5.9)	(28.7)	(54.0)	(2,153.5)

TOTAL	$3.6	$(112.8)	$(63.6)	$(2,322.0)

(1)	Other, net in the first six months of 2008 primarily reflects a $2.2 billion gain on distribution from AstraZeneca LP.

MERCK & CO., INC.

OTHER FINANCIAL DISCLOSURES

SECOND QUARTER

2009

NET PRODUCT SALES DETAIL (millions of dollars)

	2Q ’09 vs. 2Q ’08
PRODUCT	TOTAL % CHG	TOTAL $	U.S. % CHG	U.S. $	Foreign % CHG	Foreign $
COZAAR / HYZAAR	-4%	906	5%	332	-8%	573
JANUVIA	38%	462	33%	348	59%	115
JANUMET	*	155	68%	113	*	41
SINGULAIR	16%	1,257	16%	823	17%	434
Vaccines:
GARDASIL	-18%	268	-28%	184	18%	84
ROTATEQ	-29%	126	-35%	107	58%	18
ZOSTAVAX	-36%	42	-36%	42	N/A	—
OTHER VIRAL VACCINES (1)	1%	322	4%	303	-27%	19
HEPATITIS VACCINES (2)	-24%	29	-14%	25	-56%	4
OTHER VACCINES (3)	-24%	53	-9%	30	-37%	23
Other Reported Products:
ARCOXIA	-15%	88	N/A	—	-15%	88
CANCIDAS	-7%	149	-29%	18	-3%	130
COSOPT / TRUSOPT	-43%	125	-87%	11	-13%	114
CRIXIVAN / STOCRIN	-30%	56	-12%	3	-30%	53
EMEND	17%	77	26%	51	3%	26
FOSAMAX	-33%	277	-66%	42	-18%	236
INVANZ	—	71	9%	37	-8%	34
ISENTRESS	*	172	95%	88	*	85
MAXALT	8%	141	15%	99	-6%	42
PRIMAXIN	-21%	160	-23%	32	-20%	128
PROPECIA	-2%	106	-2%	37	-1%	69
PROSCAR	-8%	79	-59%	1	-6%	78
TIMOPTIC / TIMOPTIC XE	-15%	27	*	—	-9%	27
VASOTEC / VASERETIC	-19%	76	N/A	—	-19%	76
ZOCOR	-20%	141	-53%	9	-16%	132
ZOLINZA	46%	4	48%	4	19%	—

* 100% or over

N/A - Not Applicable

(1) - Includes ProQuad, M-M-R II and Varivax.

(2) - Includes Recombivax and Vaqta

(3) - Includes Pneumovax, Comvax and Pedvaxhib

TOTAL SALES: VOLUME, PRICE, EXCHANGE

	2Q ’09	% CHG	VOL	PX	FX
TOTAL PHARMACEUTICAL SALES	$5,900	-3%	1	2	-5

U.S. ($ MM)	3,251	-3%	-7	5	N/A
Foreign ($ MM)	2,649	-2%	11	-2	-11

MERCK & CO., INC.

OTHER FINANCIAL DISCLOSURES

JUNE YEAR-TO-DATE

2009

NET PRODUCT SALES DETAIL (millions of dollars)

	JUNE YTD ’09 vs. JUNE YTD ’08
	TOTAL % CHG	TOTAL $	U.S. % CHG	U.S. $	Foreign % CHG	Foreign $
PRODUCT
COZAAR / HYZAAR	-2%	1,745	4%	636	-6%	1,109
JANUVIA	44%	873	35%	661	83%	213
JANUMET	*	283	75%	214	*	69
SINGULAIR	6%	2,315	6%	1,505	6%	809
Vaccines:
GARDASIL	-26%	530	-34%	363	-1%	167
ROTATEQ	-29%	260	-33%	232	26%	28
ZOSTAVAX	-16%	118	-16%	118	N/A	—
OTHER VIRAL VACCINES (1)	6%	574	9%	538	-28%	37
HEPATITIS VACCINES (2)	-12%	63	—	53	-46%	10
OTHER VACCINES (3)	-24%	108	-4%	60	-39%	49
Other Reported Products:
ARCOXIA	-14%	169	N/A	—	-14%	169
CANCIDAS	-7%	287	-34%	37	-1%	250
COSOPT / TRUSOPT	-41%	246	-85%	25	-12%	221
CRIXIVAN / STOCRIN	-32%	105	-18%	6	-33%	99
EMEND	17%	146	18%	95	15%	51
FOSAMAX	-39%	539	-75%	82	-18%	456
INVANZ	5%	132	12%	70	-2%	62
ISENTRESS	*	320	*	163	*	158
MAXALT	9%	274	16%	191	-5%	83
PRIMAXIN	-20%	324	-33%	62	-16%	262
PROPECIA	-2%	209	-3%	73	-1%	136
PROSCAR	-12%	151	-57%	3	-10%	149
TIMOPTIC / TIMOPTIC XE	-10%	55	-86%	1	-5%	54
VASOTEC / VASERETIC	-19%	153	N/A	—	-19%	153
ZOCOR	-22%	278	-63%	18	-15%	261
ZOLINZA	28%	9	30%	8	6%	1

* 100% or over

N/A - Not Applicable

(1) - Includes ProQuad, M-M-R II and Varivax.

(2) - Includes Recombivax and Vaqta

(3) - Includes Pneumovax, Comvax and Pedvaxhib

TOTAL SALES: VOLUME, PRICE, EXCHANGE

	JUN YTD ’09	% CHG	VOL	PX	FX
TOTAL PHARMACEUTICAL SALES	$11,285	-5%	-2	2	-4

U.S. ($ MM)	6,207	-6%	-11	5	N/A
Foreign ($ MM)	5,078	-3%	8	-2	-9